Spirit of Texas Bancshares, Inc. Subordinated Debt Issuance July 6, 2020 Exhibit 99.2

Disclaimer This presentation contains, and future oral and written statements of Spirit of Texas Bancshares, Inc. (“STXB,” “the Company,” “we,” “us” or “our”) and its management may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, liquidity, results of operations, future performance, and business of the Company. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements include, but are not limited to: (i) changes in general business, industry or economic conditions, or competition; (ii) the impact of the COVID-19 pandemic on our business, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the CARES Act and the programs established thereunder, and our participation in such programs, (iii) changes in any applicable law, rule, regulation, policy, guideline, or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iv) adverse changes or conditions in capital and financial markets; (v) changes in interest rates; (vi) higher-than-expected costs or other difficulties related to integration of combined or merged businesses; (vii) the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions; (viii) changes in the quality or composition of our loan and investment portfolios; (ix) adequacy of loan loss reserves; (x) increased competition; (xi) loss of certain key officers; (xii) continued relationships with major customers; (xiii) deposit attrition; (xiv) rapidly changing technology; (xv) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xvi) changes in the cost of funds, demand for loan products, or demand for financial services; (xvii) other economic, competitive, governmental, or technological factors affecting our operations, markets, products, services, and prices; and (xviii) our success at managing the foregoing items. Such developments could have an adverse impact on our financial position and our results of operations. The forward-looking statements are based upon management’s beliefs and assumptions. Any forward-looking statement made herein speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward- looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law. Potential investors should not rely on forward-looking statements as predictions of future performance. Investment in the subordinated notes (the “notes”) offered herein involves a high degree of risk. Only potential investors who can bear the risk of an unregistered illiquid investment should consider investment in the securities described herein. You should carefully consider the following risk factors related to this offering: (1) the notes will be unsecured and subordinated to any existing and future senior indebtedness and will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries, which means that creditors of our subsidiaries generally will be paid from those subsidiaries’ assets before holders of the notes would have any claims to those assets; (2) the notes will not be insured or guaranteed by the FDIC, any other governmental agency or any of our subsidiaries; (3) the purchase agreement governing the notes does not contain any limitations on our ability to incur additional indebtedness, grant or incur a lien on our assets, sell or otherwise dispose of assets, pay dividends or repurchase our capital stock; (4) payments on the notes will depend on receipt of dividends and distributions from our subsidiaries; (5) we may not be able to generate sufficient cash to service all of our debt, including the notes; (6) regulatory guidelines may restrict our ability to pay the principal of, and accrued and unpaid interest on, the notes, regardless of whether we are the subject of an insolvency proceeding; and (7) holders of the notes will have limited rights, including limited rights of acceleration, if there is an event of default. In addition to the risks described above, please see our reports filed with or furnished to the Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." This investor presentation has been prepared by the Company solely for informational purposes based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

Disclaimer (cont.) This investor presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the investor presentation and other information provided by or on behalf of the Company. The notes described in this presentation will not be deposits of the Bank nor any of our affiliates or other subsidiaries. This presentation is confidential in nature and is not to be provided to any person other than the original potential investor to whom it was directed and to that person’s personnel and advisers who have a need to access this information for purposes of a possible investment by the original recipient of this presentation. The securities described in this presentation will be offered only by a definitive purchase agreement, and only the representations, warranties and agreements contained in that agreement are to be relied upon by a potential investor. The securities described in this presentation will not be registered for public sale and will be subject to restrictions on resale and will be subject to significant limitations on their liquidity. This investor presentation is not an offer to sell securities and it is not soliciting an offer to buy securities in any state where the offer or sale is not permitted. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Pro Forma and Projected Information This investor presentation contains certain pro forma and projected information, including projected pro forma information that reflects the Company’s current expectations and assumptions. This pro forma information does not purport to present the results that the Company will ultimately realize. Non-GAAP Financials This investor presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures and the Company’s reported results prepared in accordance with GAAP. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding.

Terms of Offered Securities Issuer: Spirit of Texas Bancshares, Inc. (NASDAQ: STXB), the 100% holding company of Spirit of Texas Bank, SSB (the "Bank") Security: Subordinated Debt Principal Amount: $20 million Term: 10-year, no-call 5-year Coupon: Fixed [X]% for 5 years Floating at SOFR + [X]% thereafter Optional Redemption: Redeemable at par beginning 5 years after issuance in 2025 Credit Rating: Unrated Regulatory Capital: Structured consistent with requirements for Tier 2 capital treatment at the holding company Use of Proceeds: General corporate purposes and potential future strategic opportunities Expected Pricing Date: July 2020 Sole Placement Agent: Performance Trust Capital Partners, LLC

Experienced Executive Leadership Dean O. Bass Chairman and Chief Executive Officer David M. McGuire President, Director and Chief Lending Officer Founded the Company in 2008 Over 45 years of banking experience Founder, President and Chief Executive Officer of Royal Oaks Bank Former National Bank Examiner for the Office of the Comptroller of the Currency Former Director of the Texas Bankers Association Over 38 years of banking experience Co-Founder, President and Chief Lending Officer of Royal Oaks Bank Former Chief Executive Officer of Sterling Bank’s Fort Bend office Jerry D. Golemon Executive Vice President and Chief Operating Officer Over 39 years of banking experience Former Chief Financial Officer of Bank4Texas Holdings Former Chief Financial Officer, Director and Founder of Texas National Bank Certified Public Accountant Allison S. Johnson Interim Chief Financial Officer and Chief Accounting Officer Over 10 years of financial services experience Former SEC Reporting Manager for Florida Community Bank Certified Public Accountant Source: SEC Filings and Management

Pro Forma Capital Ratios Note: For illustrative purposes, capital ratios assume the $20 million in gross proceeds raised are used to pay off a $10 million line-of-credit and the remaining proceeds are down-streamed to the Bank. Source: S&P Global Market Intelligence; Company filings Note: Assumes 20% risk-weighting on invested proceeds At March 31, 2020 Pro Forma (Dollars in thousands)

Interest Coverage and Double Leverage Note: 2020E PF assumes no earnings growth from capital raise Consolidated pre-tax income excludes $4.6MM in securities gains for 2019; Merger-related expenses of $4.9MM in 2019 and $1.6MM in Q1 ‘20 Net income excludes securities gains (tax-effected) Pro forma March 31, 2020 bank-level equity assumes $10MM of proceeds are down-streamed after retiring STXB’s current line-of-credit COVID-19 What-if Scenarios show the impact of hypothetical reductions to the Bank’s 2020 earnings (Q1’ 20 annualized). The true impact, if any, is very difficult to quantify at this time until more information is available. Source: Company documents; S&P Global Market Intelligence

Investment Highlights Source: S&P Global Market Intelligence; Company filings (1) Adjusted ROAA excludes investment gains and merger related expenses net of tax (Non-GAAP, reconciliation on page 37) (2) Deposit data taken from S&P Global Market Intelligence; Data as of June 30, 2019 Experienced Management Team STXB’s combined management team has over 135 years of banking experience and are well-respected in the Texas community banking industry; Chief Executive Officer Dean O. Bass is a former Director for the Texas Bankers Association Debt investors backstopped by investing in one of only 13 public banks in TX between $1B and $20B for an out-of-market buyer seeking to enter one of the nation’s best economic growth states Scarcity Value Healthy Profitability Metrics Though already well-capitalized, the Bank is proactively raising capital to provide insurance and optionality in any future economic scenario Conservative Operating Philosophy Strong Deposit Market Share The Bank has secured deposits in nearly 20 counties throughout Texas and is ranked in the Top 10 for deposit market share in 11 different counties(2) STXB has reported an adjusted ROAA(1) of greater than 1.00% for both 2018 & 2019

Spirit of Texas Franchise Overview Community bank founded in 2008 through the acquisition of Snook Bancshares, Inc. Headquartered in Conroe, Texas (greater Houston MSA) 41 branch and loan production office (“LPO”) locations, with a presence in the greater Houston, Dallas/Fort Worth, Austin and San Antonio markets as of 3/31/20 Simmons Bank branch acquisition added 4 branch locations in Austin, San Antonio and Tilden Comanche National Corporation (“Comanche”) closed on 11/14/2018, First Beeville Financial Corporation (“Beeville”) closed on 4/2/2019, and Chandler Bancorp, Inc. (“Citizens”) closed on 11/5/2019. Simmons branch acquisition closed on 2/28/2020 Source: S&P Global Market Intelligence; Company filings

STXB Acquisition History 2008-2014 total assets represented by bank-level regulatory financial data; 2015-2020 total assets represented by consolidated financial data; figures are as of 12/31, unless otherwise specified Total Assets Since Inception ($M) 2009: Third Coast Bank Branch Deal (2 branches) 2011: Texas Community Bank Branch Deal (3 branches) 2012: Acquisition of Oasis Bank 2013: Acquisition of Peoples Bank (2 branches) 2016: PlainsCapital Branch Deal (1 branch) 2013: Acquisition of Texas Community Bank (FDIC-Assisted) Total Assets(1) Acquired Assets 2018: Acquisition of Comanche (8 branches) 2019: Acquisition of Citizens (7 branches) 2019: Acquisition of Beeville (3 branches) 2008: Acquisition of Snook Bancshares Initial Public Offering (May 2018) 2020: Simmons Bank Branch Deal (4 branches) 41% Pro Forma CAGR Through 3/31/2020 Source: S&P Global Market Intelligence; Company filings

Profitability Ratios ROAA & ROAE Efficiency Ratio Source: S&P Global Market Intelligence; Company filings

Adjusted Profitability Ratios ROAA & ROAE Efficiency Ratio Adjusted ratios exclude investment gains and merger related expenses net of tax (Non-GAAP, reconciliation on page 37) Source: S&P Global Market Intelligence; Company filings (adjusted) (adjusted) (adjusted) (adjusted)

Net Interest Income and NIM Trends Key Components of NII and NIM Net Interest Income (NII) and Net Interest Margin (NIM) Source: S&P Global Market Intelligence; Company filings (Dollars in thousands)

NIM Coverage of Net Noninterest Expense Net NIE / AA = (Noninterest Expense – Noninterest Income) / Avg. Assets Adjusted Net Noninterest Expense for Q4 2018 through Q1 2020 was 2.88%, 2.50%, 2.53%, 2.50%, 2.75%, 2.83% , respectively Source: S&P Global Market Intelligence; Company filings

Core Revenue Detail $33,480 $38,579 $47,015 $77,890 $23,798 Source: S&P Global Market Intelligence; Company filings (Dollars in thousands)

Adjusted Core Revenue Detail(1) $33,480 $38,579 $47,015 $77,890 $23,798 Source: S&P Global Market Intelligence; Company filings (1) Non-GAAP financial measures; reconciliation on page 37 (Dollars in thousands)

Investment Portfolio Detail Source: S&P Global Market Intelligence; Company filings Total return calculations based on Performance Trust Total Return calculations as of March 31, 2020. Past performance is not indicative of future returns. Asset Class Breakdown Portfolio Management Statistics Investment portfolio total returns (1): 1 year: 2.90%, 35th percentile 3 year: 2.88%, 60th percentile 5 year: 2.03%, 40th percentile

Consolidated Capital Ratios Tier 1 Risk Based Ratio CET1 Ratio Total Risk Based Ratio Tier 1 Leverage Ratio Source: S&P Global Market Intelligence; Company filings Note: Recent decrease in capital ratios due to branch acquisitions completed in Q1 2020

Historical Loan Composition Source: S&P Global Market Intelligence; Company filings Note: Recent increase in Construction & Development due to branch acquisitions completed in Q1 2020 (Dollars in thousands)

Paycheck Protection Program (PPP) Approved and funded $427.6 million in loans as of 6/25/2020 under the CARES Act Approximately 3,200 PPP loans Assisted over 3,000 customers (new and existing) that employ approximately 60,000 employees Collected origination fees of $15.3 million which will be earned over the lives of the loans (two- or five-year lives, which may be shorter due to forgiveness or prepayment) as of 6/26/2020 Continuing to accept and process PPP loans Partially utilizing the Federal Reserve’s PPP Liquidity Facility to fund these PPP loans, which is neutral to our capital position Source: Company provided documents

Deferments Received and approved $532.5 million in COVID-19 related loan relief requests as of 6/25/2020 Relief requests consist of: Periods of interest only payments representing 24% Full payment deferrals representing 60% Escrow deferrals representing 16% During the deferral period, we continue to stay in contact with our borrowers and monitor their long-term financial stability and our collateral position Anticipate over 90% to return to scheduled payments at the end of the deferral period Source: Company provided documents

Loan Portfolio Note: Figures provided are as of 3/31/20, unless otherwise specified Source: STXB 1Q 2020 earnings release, Form 10-K filed March 16, 2020, and S&P Global Well diversified portfolio Average loan size $350k Limited exposure to industries most directly impacted by COVID-19 (see slide 23) Acquired portfolio complements organic portfolio Acquired portfolio rebalances CRE in favor of owner-occupied CRE No significant concentrations created through acquisitions Loan Portfolio - Organic Loan Portfolio - Acquired Loan Portfolio – Total Bank

At-Risk Loan Portfolio At-risk portfolio includes: Restaurants Hospitality Retail Strip Centers Oil and gas exposure Total at-risk exposure is 16%, or $300 million, of the total loan portfolio as of March 31, 2020 Note: Figures provided are as of 3/31/20, unless otherwise specified Source: STXB 1Q 2020 earnings release, Form 10-K filed March 16, 2020, and S&P Global At-Risk Loans to Portfolio

Loan Mix Changes from Branch Acquisition Most recent branch acquisition added significantly to construction portfolio although overall product mix remained consistent at 20% Construction loans are to well established developers Projects carry significant guarantor relationships Most acquired construction projects are at or near project completion and have experienced no delay due to COVID-19 Note: Figures provided are as of 3/31/20, unless otherwise specified Source: STXB 1Q2020 earnings release, Form 10-K filed March 16, 2020, and S&P Global (Dollars in thousands)

Allowance for Loan and Lease Losses Allowance is concentrated in C&I given historical losses from that segment Significant increase in C&D and CRE reserves in Q1 2020 due to qualitative factor deterioration as opposed to credit quality migration We do not expect a material increase in modeled default rates beyond those indicated by where we are in the current credit cycle Note: Figures provided are as of 3/31/20, unless otherwise specified Source: STXB 1Q2020 earnings release, Form 10-K filed March 16, 2020, and S&P Global Allowance by Loan Type Incurred loss model is expected to result in a gradual build up in reserves over the next three quarters due to qualitative factors and then unwind as actual losses emerge and charge-offs occur. Loan Loss Reserve / Organic Loans

Loan Discount on Acquired Loans Discount on all acquired loans at March 31, 2020 was $7.7 million Analysis performed at March 31, 2020 indicated no allowance required on acquired portfolios Quarterly accretion contributes less than 3% to net interest income Unamortized discount will accrete into interest income over the next 31 months Note: Figures provided are as of 3/31/20, unless otherwise specified Source: STXB 1Q2020 earnings release, Form 10-K filed March 16, 2020, and S&P Global Fair Value Mark by Loan Type

Asset Quality Metrics Loan Loss Reserves / NPLs(1) NCOs / Avg. Loans Loan Loss Reserves / Gross Loans HFI NPLs / Loans Source: S&P Global Market Intelligence; Company filings (1) Non-performing loans (“NPLs”) include performing troubled debt restructured loans

Consolidated Balance Sheet Growth Total Deposits Total Loans Total Equity Total Assets Source: S&P Global Market Intelligence; Company filings (Dollars in thousands) (Dollars in thousands) (Dollars in thousands) (Dollars in thousands)

Deposit Composition Retail CD Maturity / Repricing Schedule (in $000s): Deposit Growth (in $000s) Deposit Composition Source: S&P Global Market Intelligence; Company filings Note: Deposit Composition and Retail CD Maturity / Repricing Schedule information taken from call report data Jumbo CDs for deposits greater than $250k Note: 23.5%, or approximately $487 million, of deposits are noninterest-bearing

Deposit Market Share Summary by County Source: S&P Global Market Intelligence; Company filings Note: Deposit data as of June 30, 2019

Interest Rate Sensitivity Profile Source: Company provided April 2020 ALCO report

Spirit of Texas Bank | Q1 ‘20 PT Score Note: PT Score™ is a propriety risk assessment system created using numerous call report-based ratios selected by Performance Trust. PT Score™ is based on bank level data and does not incorporate holding company leverage or any other consolidated financial metrics. PT Score™ is based on unadjusted call report data and does not incorporate adjustments for one-time or other unusual items. PT Score™ is a risk management model designed to identify, measure, and track significant risk trends in depository financial institutions. An institution’s PT Score™ corresponds to a CAMELS equivalent rating to help provide an accurate picture of such institution’s level of risk. An institution’s score ranges from 0 to 500. The higher an institution’s PT Score™, the higher the implied level of risk. With respect to the information contained herein that has been obtained from public sources, while Performance Trust believes this information to be reliable, Performance Trust does not guarantee its accuracy, adequacy or completeness and is not responsible for any errors or omissions or for the results obtained from the use of such information. The content is the proprietary and confidential material of Performance Trust and so designated pursuant to a confidentiality agreement between the intended recipient and Performance Trust. It is intended solely for the use of the individual or entity to whom it is addressed. The information is derived from research by Performance Trust. It is not a legal opinion and should not be construed to provide legal advice. The content is subject to change at any time and without notice. Source: Performance Trust PT Score™

Spirit of Texas Bank (38 branches)(1) Appendix | Financial Highlights Source: S&P Global Market Intelligence; Company filings (1) Excludes 3 loan production offices (2) Non-GAAP financial measure; reconciliation on page 38 (2) (2) (2)

Appendix | Financial Highlights Source: S&P Global Market Intelligence; Company filings (1) Non-GAAP financial measure; Tangible Equity is equal to Tangible Common Equity; reconciliation on page 38 (1) (1)

Appendix | Consolidated Balance Sheet Source: S&P Global Market Intelligence; Company filings

Appendix | Consolidated Income Statement Source: S&P Global Market Intelligence; Company filings

Appendix | Non-GAAP Financial Measures

Appendix | Non-GAAP Financial Measures (cont.) Note: Tangible Equity is equal to Tangible Common Equity